                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05400

Morgan Stanley Government Income Trust
                  (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
      (Address of principal executive offices)                   (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: September 30, 2004

Date of reporting period: March 31, 2004


Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Government Income Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust's financial statements and a list of Trust investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Trust will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust.

FUND REPORT

For the six-months ended March 31, 2004

MARKET CONDITIONS


U.S. government bond interest rates dropped moderately during the six-month review period, rising during the fourth quarter of 2003 on stronger economic data, only to retreat in the first quarter of 2004 as economic indicators proved somewhat disappointing. The third-quarter gross domestic product data, reported during the fourth quarter, suggested robust growth at a rate of 8.2 percent. Subsequently, however, growth for the fourth quarter came in at barely more than 4 percent, and incoming data suggested that first-quarter growth might even be below that. More importantly, first-quarter employment growth was disappointing, to the point that the Federal Reserve signaled it would remain patient with a lower federal funds rate until it saw evidence of more vigorous job growth.

Mortgage-backed securities (MBSs) performed relatively well during the first part of this period as rising interest rates resulted in reduced expectations for the rate of mortgage prepayments. MBSs gave back some of their performance advantage during the second quarter as falling rates caused investors to discount rapid prepayments. Even with the loss of this ground in the first quarter of 2004, however, MBSs outperformed the rest of the government market for the period. The best-performing MBSs during the period were current coupons, because they had slightly higher yields than premiums and were not as adversely affected by higher prepayments.

PERFORMANCE ANALYSIS


For the six-month period ended March 31, 2004, the net asset value (NAV) of Morgan Stanley Government Income Trust (GVT) decreased from $9.96 to $9.93 per share. Based on this change plus reinvestment of dividends and distributions totaling $0.22 per share, the Trust's total NAV return was 2.24 percent. GVT's value on the New York Stock Exchange (NYSE) increased from $8.96 to $9.12 per share during the same period. Based on this change plus reinvestment of dividends and distributions, and the Trust's total market return was 4.38 percent. On March 31, 2004, GVT's NYSE market price was at a 8.16 percent discount to its NAV. Past performance is no guarantee of future results.

Monthly dividends for the second quarter of the year declared in March were decreased to $0.032 per share to reflect the Trust's current and projected earnings level.

Our overall strategy during the period was to position the Trust relatively defensively. With interest rates near multidecade lows, our analysis indicated that interest rates were more likely to move up than down. As a result, we maintained the Trust's relatively low interest-rate sensitivity in order to mitigate the potential negative effects of an upward movement in rates. While rates did rise in the beginning of the review period, this positioning kept the Trust from participating fully in the decline that interest rates underwent in the latter months of the period.

Consequently, reduced interest-rate sensitivity became a net drag on performance. This strategy also resulted in our holding securities with shorter maturities, which typically have somewhat lower yields.

Our defensive posture was also evident in the MBS portion of the portfolio, where we focused on securities that our analysis showed would likely provide stability in times of rising interest rates. These securities typically carried higher coupons than were currently available in the market. The high coupons caused them to lag the market as interest rates fell because of investors' concerns about higher prepayment speeds resulting from mortgage refinancing.

We remained committed to having the Trust hold these securities in the belief that actual prepayments would not be as brisk as what was priced into the market. Moreover, our MBS team has developed a proprietary mortgage evaluation model that analyzes an array of key characteristics of underlying mortgage collateral to determine which securities are most likely to suffer from prepayments. This analysis identified premium-coupon securities that appeared likely to prepay less rapidly. In our view, these securities offered the best value for shareholders.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

   PORTFOLIO COMPOSITION
   U.S. Treasuries                                     40.1%
   Short Term                                          20.1%
   Mortgage Backed -- FNMA                             19.2%
   U.S. Government Agency Bonds                         8.6%
   Mortgage Backed -- FHLMC                             7.4%
   Mortgage Backed -- GNMA                              4.6%

   LONG-TERM CREDIT ANALYSIS
   AAA                                                100.0%

Data as of March 31, 2004. Subject to change daily. Portfolio composition percentages are as a percentage of total investments and long-term credit analysis is as a percentage of total long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

RESULTS OF ANNUAL SHAREHOLDER MEETING

ON DECEMBER 16, 2003, AN ANNUAL MEETING OF THE TRUST'S SHAREHOLDERS WAS HELD FOR THE PURPOSE OF VOTING ON THE FOLLOWING MATTER, THE RESULTS OF WHICH WERE AS
FOLLOWS:

(1) ELECTION OF TRUSTEES:

-------------------------------------------------
WAYNE E. HEDIEN
FOR:                                   27,721,667
WITHHELD:                               1,054,667
-------------------------------------------------
MANUEL H. JOHNSON
FOR:                                   27,740,062
WITHHELD:                               1,036,273
-------------------------------------------------
JOSEPH J. KEARNS
FOR:                                   27,745,593
WITHHELD:                               1,030,742
-------------------------------------------------
FERGUS REID
FOR:                                   27,721,696
WITHHELD:                               1,054,638
-------------------------------------------------

THE FOLLOWING TRUSTEES WERE NOT STANDING FOR REELECTION AT THIS MEETING: MICHAEL BOZIC, EDWIN J. GARN, CHARLES A. FIUMEFREDDO, JAMES F. HIGGINS AND MICHAEL E. NUGENT.

Morgan Stanley Government Income Trust
PORTFOLIO OF INVESTMENTS - MARCH 31, 2004 (UNAUDITED)

PRINCIPAL                           DESCRIPTION
AMOUNT IN                               AND                               COUPON
THOUSANDS                          MATURITY DATE                           RATE            VALUE
----------------------------------------------------------------------------------------------------
            Mortgage-Backed Securities (36.8%)
            Federal Home Loan Mortgage Corp. (8.7%)
 $11,200    *...........................................................    6.00%      $ 11,623,500
   6,230    07/01/28 -- 10/01/33........................................    6.50          6,548,942
   2,900    *...........................................................    7.50          3,121,125
   4,328    11/01/26 -- 05/01/33........................................    7.50          4,658,548
     831    11/01/23 -- 02/01/31........................................    8.00            898,156
     882    12/01/18 -- 02/01/19........................................    9.50            986,160
   1,271    10/01/09 -- 08/01/20........................................   10.00          1,432,254
     627    08/01/14 -- 05/01/19........................................   10.50            710,700
                                                                                       ------------
                                                                                         29,979,385
                                                                                       ------------
            Federal National Mortgage Assoc. (22.7%)
   3,600    *...........................................................    5.50          3,678,750
  10,250    *...........................................................    6.00         10,669,609
  20,150    *...........................................................    6.50         21,170,094
   1,881    05/01/31 -- 02/01/33........................................    6.50          1,977,202
   9,625    *...........................................................    7.00         10,217,539
  12,730    10/01/13 -- 12/01/32........................................    7.00         13,513,317
   8,138    01/01/22 -- 05/01/32........................................    7.50          8,722,834
   6,090    12/01/21 -- 02/01/32........................................    8.00          6,578,890
     850    08/01/17 -- 05/01/25........................................    8.50            918,954
     159    09/01/13 -- 07/01/23........................................    9.00            176,500
     203    06/01/18 -- 01/01/21........................................    9.50            227,195
                                                                                       ------------
                                                                                         77,850,884
                                                                                       ------------
            Government National Mortgage Assoc. (5.4%)
   3,650    *...........................................................    5.50          3,754,938
   3,153    03/15/26 -- 03/15/29........................................    6.00          3,295,694
   3,483    03/20/26 -- 08/15/29........................................    6.50          3,672,673
   1,778    12/15/22 -- 11/20/29........................................    7.50          1,911,539
   1,785    11/15/15 -- 01/15/30........................................    8.00          1,952,181
   2,818    04/15/21  -- 11/15/24.......................................    8.50          3,085,426
     762    06/15/18 -- 02/15/25........................................    9.00            853,734
      65    12/15/19 -- 08/15/20........................................    9.50             73,427
                                                                                       ------------
                                                                                         18,599,612
                                                                                       ------------
            Total Mortgage-Backed Securities (Cost $123,682,519).................       126,429,881
                                                                                       ------------
            U.S. Government & Agency Obligations (57.5%)
  34,300    Federal Home Loan Mortgage Corp.
            08/15/06....................................................    2.75         34,953,175
            U.S. Treasury Bonds
   8,500    02/15/29....................................................    5.25          8,988,759

                                                                               5
                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
PORTFOLIO OF INVESTMENTS - MARCH 31, 2004 (UNAUDITED) continued

PRINCIPAL                           DESCRIPTION
AMOUNT IN                               AND                               COUPON
THOUSANDS                          MATURITY DATE                           RATE            VALUE
----------------------------------------------------------------------------------------------------
 $12,300    02/15/25....................................................    7.625%     $ 16,941,331
  28,200    08/15/19 -- 08/15/21........................................    8.125        39,962,375
   8,600    02/15/20....................................................    8.50         12,466,981
   7,240    08/15/20....................................................    8.75         10,746,310
            U.S. Treasury Notes
   8,000    02/15/13....................................................    3.875         8,111,256
   4,000    08/15/11....................................................    5.00          4,408,908
   6,600    11/15/04....................................................    5.875         6,798,007
   5,500    02/15/10....................................................    6.50          6,522,230
  30,560    05/15/05....................................................    6.75         32,454,506
  14,350    02/15/05....................................................    7.50         15,148,233
                                                                                       ------------
            Total U.S. Government & Agency Obligations (Cost $187,451,243).......       197,502,071
                                                                                       ------------
            Short-Term Investments (23.8%)
            Repurchase Agreement (13.5%)
  46,472    Joint repurchase agreement account due 04/01/04 (dated
              03/31/04; proceeds $46,473,362) (a) (Cost $46,472,000)....    1.055        46,472,000
                                                                                       ------------
            U.S. Government & Agency Obligations (b) (10.3%)
  17,200    Federal Home Loan Bank
            06/23/04....................................................    0.995        17,160,067
  17,200    Federal National Mortgage Assoc.
            06/09/04....................................................    0.995        17,166,723

6
                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
PORTFOLIO OF INVESTMENTS - MARCH 31, 2004 (UNAUDITED) continued

PRINCIPAL                           DESCRIPTION
AMOUNT IN                               AND                               COUPON
THOUSANDS                          MATURITY DATE                           RATE            VALUE
----------------------------------------------------------------------------------------------------
 $   800    U.S. Treasury Bill
            09/23/04**..................................................    0.98%      $    796,189
                                                                                       ------------
            Total U.S. Government & Agency Obligations (Cost $35,123,930)........        35,122,979
                                                                                       ------------
            Total Short-Term Investments (Cost $81,595,930)......................        81,594,979
                                                                                       ------------

            Total Investments (Cost $392,729,692) (c)(d)................  118.1%        405,526,931

            Liabilities in Excess of Other Assets.......................  (18.1)        (62,030,611)
                                                                          -------      ------------
            Net Assets..................................................  100.0%       $343,496,320
                                                                          =======      ============

---------------------
    * Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
   ** This security has been physically segregated in connection with open futures contracts in an amount equal to $796,189.
   (a) Collateralized by federal agency and U.S. Treasury obligations.
   (b) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
   (c) Securities have been designated as collateral in an amount equal to $102,488,444 in connection with securities purchased on a forward commitment basis and open futures contracts.
   (d) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $12,993,088 and the aggregate gross unrealized depreciation is $195,849, resulting in net unrealized appreciation of $12,797,239.

Futures Contracts Open at March 31, 2004:

                                 DESCRIPTION,           UNDERLYING     UNREALIZED
NUMBER OF                      DELIVERY MONTH,         FACE AMOUNT    APPRECIATION/
CONTRACTS   LONG/SHORT             AND YEAR              AT VALUE     DEPRECIATION
---------   ----------   ----------------------------  ------------   -------------
   131         Short     U.S. Treasury Notes 5 Year,
                                  June 2004            $(14,876,688)   $ (235,925)
   120         Short     U.S. Treasury Bonds 20 Year,
                                  June 2004            (13,687,500)      (342,924)
    97         Long      U.S. Treasury Notes 10 Year,
                                  June 2004             11,194,406        175,484
                                                                       ----------
            Net unrealized depreciation............................    $ (403,365)
                                                                       ==========

                                                                               7
                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2004 (unaudited)

Assets:
Investments in securities, at value
  (including $46,472,000 in
  repurchase agreements)
  (cost $392,729,692)...............  $405,526,931
Receivable for:
    Interest........................     2,465,591
    Principal paydowns..............       255,319
    Investments sold................        22,281
Prepaid expenses and other assets...         5,965
                                      ------------
    Total Assets....................   408,276,087
                                      ------------
Liabilities:
Payable for:
    Investments purchased...........    64,279,948
    Investment management fee.......       187,231
    Shares of beneficial interest
      repurchased...................        93,444
    Variation margin................        79,109
Accrued expenses....................       140,035
                                      ------------
    Total Liabilities...............    64,779,767
                                      ------------
    Net Assets......................  $343,496,320
                                      ============
Composition of Net Assets:
Paid-in-capital.....................  $339,511,735
Net unrealized appreciation.........    12,393,874
Dividends in excess of net
  investment income.................    (4,921,892)
Accumulated net realized loss.......    (3,487,397)
                                      ------------
    Net Assets......................  $343,496,320
                                      ============
Net Asset Value Per Share,
34,581,974 shares outstanding
(unlimited shares authorized of $.01
par value)..........................         $9.93
                                      ============

Statement of Operations
For the six months ended March 31, 2004 (unaudited)

Net Investment Income:
Interest Income.......................  $ 6,154,704
                                        -----------
Expenses
Investment management fee.............    1,038,417
Transfer agent fees and expenses......       87,102
Custodian fees........................       49,017
Shareholder reports and notices.......       33,785
Professional fees.....................       30,123
Registration fees.....................        9,406
Trustees' fees and expenses...........        6,733
Other.................................       12,536
                                        -----------
    Total Expenses....................    1,267,119
                                        -----------
    Net Investment Income.............    4,887,585
                                        -----------
Net Realized and Unrealized Gain
(Loss):
Net Realized Gain (Loss) on:
Investments...........................    1,758,537
Futures contracts.....................   (1,443,113)
                                        -----------
    Net Realized Gain.................      315,424
                                        -----------
Net Change in Unrealized Appreciation
on:
Investments...........................      897,876
Futures contracts.....................      418,360
                                        -----------
    Net Appreciation..................    1,316,236
                                        -----------
    Net Gain..........................    1,631,660
                                        -----------
Net Increase..........................  $ 6,519,245
                                        ===========

8
                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets

                                                               FOR THE SIX        FOR THE YEAR
                                                               MONTHS ENDED          ENDED
                                                              MARCH 31, 2004   SEPTEMBER 30, 2003
                                                              --------------   ------------------
                                                               (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income.......................................   $  4,887,585       $ 10,992,901
Net realized gain...........................................        315,424          2,933,087
Net change in unrealized appreciation/depreciation..........      1,316,236         (4,487,200)
                                                               ------------       ------------
    Net Increase............................................      6,519,245          9,438,788
                                                               ------------       ------------
Dividends and Distributions to Shareholders from:
Net investment income.......................................     (7,125,031)       (15,688,018)
Net realized gain...........................................       (826,058)         --
                                                               ------------       ------------
    Total Dividends and Distributions.......................     (7,951,089)       (15,688,018)
                                                               ------------       ------------
Decrease from transactions in shares of beneficial
  interest..................................................     (5,544,098)       (16,118,013)
                                                               ------------       ------------
    Net Decrease............................................     (6,975,942)       (22,367,243)
Net Assets:
Beginning of period.........................................    350,472,262        372,839,505
                                                               ------------       ------------
End of Period
(Including dividends in excess of net investment income of
$4,921,892 and $2,684,446, respectively)....................   $343,496,320       $350,472,262
                                                               ============       ============

                                                                               9
                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2004 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Government Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and as a secondary objective, capital appreciation. The Trust commenced operations on February 29, 1988.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) Certain portfolio securities may be valued by an outside pricing service approved by the Trust's Trustees; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Manager") determines that the market quotations are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2004 (UNAUDITED) continued

entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Federal Income Tax Policy -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.60% to the Trust's weekly net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended March 31, 2004 aggregated $393,658,646 and $385,357,872, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At March 31, 2004, the Trust had transfer agent fees and expenses payable of approximately $10,600.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the six months ended March 31, 2004 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,706. At March 31,

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2004 (UNAUDITED) continued

2004, the Trust had an accrued pension liability of $60,166 which is included in accrued expenses in the Statement of Assets and Liabilities.

On December 2, 2003, the Trustees voted to close the plan to new participants, eliminate the future benefits growth due to increases to compensation after July 31, 2003 and effective April 1, 2004, establish an unfunded deferred compensation plan which allows each independent Trustee to defer payment of all or a portion of the fees he receives for serving on the Board of Trustees throughout the year.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 2002.................................  36,957,349   $369,573    $360,804,273
Treasury shares purchased and retired (weighted average
  discount 8.435%)*.........................................  (1,761,275)   (17,613)    (16,100,400)
                                                              ----------   --------    ------------
Balance, September 30, 2003.................................  35,196,074    351,960     344,703,873
Treasury shares purchased and retired (weighted average
  discount 8.456%)*.........................................    (614,100)    (6,141)     (5,537,957)
                                                              ----------   --------    ------------
Balance, March 31, 2004.....................................  34,581,974   $345,819    $339,165,916
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

5. Dividends

On March 30, 2004, the Trust declared the following dividends from net investment income:

 AMOUNT        RECORD         PAYABLE
PER SHARE       DATE           DATE
---------  --------------  -------------
                             April 30,
 $0.032    April 16, 2004      2004
 $0.032     May 7, 2004    May 21, 2004
 $0.032     June 4, 2004   June 18, 2004

6. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2004 (UNAUDITED) continued

differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of September 30, 2003, the Trust had a net capital loss carryforward of $271,139 of which $229,352 will expire on September 30, 2004, $4,628 will expire on September 30, 2006, and $37,159 will expire on September 30, 2008 to offset future capital gains to the extent provided by regulations.

As of September 30, 2003, the Trust had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Trust's next taxable year), book amortization of premiums on debt securities, mark-to-market of open futures contracts and deferred losses on straddles.

7. Purposes of and Risks Relating to Certain Financial Instruments

To hedge against adverse interest rate risk, the Trust may purchase and sell interest rate futures contracts ("futures contracts").

Futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

8. Legal Matters

The Investment Manager, certain affiliates of the Investment Manager, certain officers of such affiliates and certain investment companies advised by the Investment Manager or its affiliates, including the Trust, are named as defendants in a number of similar class action complaints which were recently consolidated. This consolidated action also names as defendants certain individual Trustees and Directors of the Morgan Stanley funds. The consolidated amended complaint generally alleges that defendants, including the Trust, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment Manager and certain affiliates of the Investment Manager allegedly offered economic incentives to brokers and others to recommend the funds advised by the Investment Manager or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Investment Manager or its affiliates, including the Trust, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, recessionary damages, fees and costs. The defendants intend to move to

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2004 (UNAUDITED) continued

dismiss the action and otherwise vigorously to defend it. While the Trust believes that it has meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of the litigation, and no provision has been made in the Trust's financial statements for the effect, if any, of this matter.

Morgan Stanley Government Income Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                 FOR THE SIX                FOR THE YEAR ENDED SEPTEMBER 30
                                                 MONTHS ENDED    -----------------------------------------------------
                                                MARCH 31, 2004     2003       2002       2001       2000       1999
                                                --------------   --------   --------   --------   --------   ---------
                                                 (unaudited)
Selected Per Share Data:

Net asset value, beginning of period..........      $ 9.96        $10.09     $ 9.74     $ 9.18     $ 9.13     $  9.72
                                                    ------        ------     ------     ------     ------     -------

Income (loss) from investment operations:
    Net investment income*....................        0.14          0.30       0.26(3)    0.54       0.54        0.56
    Net realized and unrealized gain (loss)...        0.04         (0.04)      0.55(3)    0.54       0.01       (0.62)
                                                    ------        ------     ------     ------     ------     -------

Total income (loss) from investment
 operations...................................        0.18          0.26       0.81       1.08       0.55       (0.06)
                                                    ------        ------     ------     ------     ------     -------

Less dividends and distributions from:
    Net investment income.....................       (0.20)        (0.43)     (0.49)     (0.54)     (0.54)      (0.56)
    Net realized gain.........................       (0.02)        --         --         --         --          --
                                                    ------        ------     ------     ------     ------     -------

Total dividends and distributions.............       (0.22)        (0.43)     (0.49)     (0.54)     (0.54)      (0.56)
                                                    ------        ------     ------     ------     ------     -------

Anti-dilutive effect of acquiring treasury
 shares*......................................        0.01          0.04       0.03       0.02       0.04        0.03
                                                    ------        ------     ------     ------     ------     -------

Net asset value, end of period................      $ 9.93        $ 9.96     $10.09     $ 9.74     $ 9.18     $  9.13
                                                    ======        ======     ======     ======     ======     =======

Market value, end of period...................      $ 9.12        $ 8.96     $ 9.29     $ 9.11     $ 8.25     $  8.25
                                                    ======        ======     ======     ======     ======     =======

Total Return+.................................        4.38%(1)      1.13%      7.67%     17.44%      6.80%      (2.24)%

Ratios to Average Net Assets:
Expenses......................................        0.73%(2)      0.71%      0.69%      0.71%      0.70%       0.71%

Net investment income.........................        2.82%(2)      3.04%      2.71%(3)    5.75%     6.21%       5.98%

Supplemental Data:
Net assets, end of period, in thousands.......    $343,496       $350,472   $372,840   $376,708   $366,783   $380,877

Portfolio turnover rate.......................         119%(1)       312%       122%       105%         7%         19%

---------------------

    * The per share amounts were computed using an average number of shares outstanding during the period.
    + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Effective October 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income and increase net realized and unrealized gain by $0.22; and decrease the ratio of net investment income to average net assets by $2.28. The Financial
         Highlights data presented in this table for prior periods has not been restated to reflect this change.

                                                                              15
                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President

Ronald E. Robison
Executive Vice President and Principal Executive Officer

Barry Fink
Vice President and General Counsel

Joseph J. McAlinden
Vice President

Stefanie V. Chang
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Thomas F. Caloia
Vice President

Mary E. Mullin
Secretary

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

(c) 2004 Morgan Stanley

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

Morgan Stanley
     Government Income
Trust

Semiannual Report
March 31, 2004

[MORGAN STANLEY LOGO]

                                                     38532RPT-RA04-00150P-Y03/04

Item 2.  Code of Ethics.

Not applicable for semiannual reports.


Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.


Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.


Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.


Item 6. [Reserved.]


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.


Item 8. [Reserved.]


Item 9 -- Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

    There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10 Exhibits
(a) Code of Ethics -- Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Government Income Trust

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
May 18, 2004

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
May 18, 2004

/s/ Francis Smith
Francis Smith
Principal Financial Officer
May 18, 2004


                                       3